                                                                     Exhibit 4.3

                                State of Delaware
                                                                          PAGE 1
                        Office of the Secretary of State

                        --------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "PP&L MONTANA, LLC", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF DECEMBER, A.D. 1998, AT 4:30 O'CLOCK P.M.


                               [SEAL]     /s/ Edward J. Freel
                                          --------------------------------------
                                          Edward J. Freel, Secretary of State

2986003 8100                              AUTHENTICATION: 0709070

001494055                                          DATE: 09-29-00

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 04:30 PM 12/29/1998
                                                          981506620 - 2986003

                            CERTIFICATE OF FORMATION

                                       OF

                                PP&L MONTANA, LLC

1.    The name of the limited liability company is PP&L Montana, LLC.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of PP&L Montana, LLC, this Twenty-Third day of December, 1998.


                                           /s/ Robert W. Burke, Jr.
                                           --------------------------------
                                           Robert W. Burke, Jr.
                                           Authorized Person

                                State of Delaware
                                                                          PAGE 1
                        Office of the Secretary of State

                        --------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PP&L MONTANA, LLC", CHANGING ITS NAME FROM "PP&L MONTANA, LLC" TO "PPL MONTANA, LLC", FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF FEBRUARY, A.D. 2000, AT 8:30 O'CLOCK A.M.


                               [SEAL]     /s/ Edward J. Freel
                                          --------------------------------------
                                          Edward J. Freel, Secretary of State

2986003 8100                              AUTHENTICATION: 0736878

001519937                                           DATE: 10-16-00

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 08:30 AM 02/24/2000
                                                          001072697 - 2986003

                            CERTIFICATE OF AMENDMENT
                                       OF
                                PP&L MONTANA, LLC

      1. The name of the limited liability company is PP&L Montana, LLC.

      2. The Certificate of Formation of the limited liability company hereby is amended as follows:

         The name of the limited liability company is PPL Montana, LLC.

      3. This Certificate of Amendment shall be effective upon its filing with the Office of the Secretary of State of the State of Delaware.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Formation of PP&L Montana, LLC this 3rd day of February, 2000.

                                 PP&L MONTANA, LLC

                                 By: PP&L MONTANA HOLDINGS, LLC
                                     Sole Member


                                 By: /s/ Roger L. Petersen
                                     ---------------------
                                 Name: Roger L. Petersen
                                 Title: President and Chief Executive Officer